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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): March 15, 2004
                                                          ----------------


                              SEACOR Holdings Inc.
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             (Exact name of registrant as specified in its charter)





           DELAWARE                     1-12289                  13-3542736
           --------                     -------                  ----------
 (State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)







   11200 RICHMOND AVENUE, SUITE 400
         HOUSTON, TEXAS                                   77082
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Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (281) 899-4800


                                SEACOR SMIT Inc.
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          (Former name or former address, if changed since last report)


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
ITEM 5.    EVENTS.

On March 15, 2004, the Registrant issued a press release announcing the Registrant's name change from SEACOR SMIT Inc. to SEACOR Holdings Inc.

A copy of the press release announcing the Registrant's name change is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.
    --------

  Exhibit No.       Exhibit
  -----------       -------

   99.1 Press Release, dated March 15, 2004, announcing the Registrant's name change.






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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SEACOR Holdings Inc.


Date:   March 15, 2004                By:  /s/ RANDALL BLANK
                                          --------------------------------------
                                          Name:  Randall Blank
                                          Title: Executive Vice President, Chief
                                                 Financial Officer and Secretary




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
                                  EXHIBIT INDEX

  Exhibit No.       Exhibit
  -----------       -------

   99.1 Press Release, dated March 15, 2004, announcing the Registrant's name change.











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